As filed with the Securities and Exchange Commission on April 28, 2000

                                                    1933 Act Reg. No. 33-88316
                                                    1940 Act File No. 811-8932
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                  --------------------------------------------
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                           POST-EFFECTIVE AMENDMENT NO. 12                  [X]

                                      and

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
                                  AMENDMENT NO. 14                          [X]

                   ------------------------------------------
                              Artisan Funds, Inc.
                                  (Registrant)

                      1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202

                       Telephone Number:  (414) 390-6100

        Andrew A. Ziegler                    Janet D. Olsen
        Artisan Funds, Inc.                  Bell, Boyd & Lloyd LLC
        1000 North Water Street, #1770       Three First National Plaza, #3300
        Milwaukee, Wisconsin 53202           Chicago, Illinois 60602

                              (Agents for Service)

                     --------------------------------------

                Amending Parts A, B, and C and filing Exhibits.

             It is proposed that this filing will become effective:


                      immediately upon filing pursuant to rule 485(b)
               ----
                      on      , 2000 pursuant to rule 485(b)
               ----      -----
                 X    60 days after filing pursuant to rule 485(a)(1)
               ----
                      on                   pursuant to rule 485(a)(1)
               ----      -----------------
                      75 days after filing pursuant to rule 485(a)(2)
               ----
                      on                   pursuant to rule 485(a)(2)
               ----      -----------------

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                                  (ARTISAN LOGO)

                                   Prospectus

                              ARTISAN MID CAP FUND
                             (Institutional Shares)

                                  July 1, 2000

This prospectus offers Artisan Mid Cap Fund Institutional Shares to institutional investors including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations able to meet the Fund's minimum investment requirement of $2 million.

An investment in the Fund is 100% no-load. The Fund pays its own operating expenses, including the investment management fee. You pay no commissions, no 12b-1 fees, and no hidden charges or expenses.

                      ARTISAN FUNDS, INC.
                      Suite 1770
                      1000 North Water Street
                      Milwaukee, WI  53202-3197

Be sure to read this prospectus before you invest and please keep it on file for future reference.

This prospectus presents essential facts about the Fund, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of this prospectus, please call the number below. An Artisan Funds representative will be happy to help you.

                                 --------------
                                 1-800-399-1770
                                 --------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS


     Important Legal Information.......................Cover

     Goal, Strategy & Philosophy...........................2

     Risks You Should Consider.............................3

     Total Return - Calendar Year..........................4

     Average Annual Total Returns..........................5

     Fees & Expenses.......................................5

     Who is Eligible to Invest?............................6

     The Fund's Financial Highlights.......................7

     Organization, Management & Management Fee.............8

     Investing with the Fund...............................8

          Minimum Investments..............................8

     How to Buy Shares.....................................9

     How to Sell Shares...................................10

     Shareholder & Account Policies.......................12

          Statements & Reports............................12

          Share Price.....................................12

          Dividends, Capital Gains & Taxes................13

          Distribution Options............................13

          Taxes...........................................13

GOAL, STRATEGY & PHILOSOPHY

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GOAL
Artisan Mid Cap Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

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STRATEGY & PHILOSOPHY

The Fund invests primarily in the common stocks of medium-sized companies.

A medium-sized company is one whose total stock market value falls within the range of companies in the S&P 400 MidCap Index. As of March 31, 2000, this Index included companies with capitalizations between approximately $210 million and $23.2 billion. Over time, the capitalization range of companies in the Index will change. As it does, the size of the companies in which the Fund invests may change.

 - The Fund prefers to invest in companies with "franchise" characteristics. These could be a proprietary technology, dominant market share or some other form of sustainable competitive advantage.

   The Fund also favors companies with predictable streams of cash flow through real growth in demand for their products or services. Such companies are well-positioned to leverage opportunities in their markets.

   If Artisan Partners, the adviser to the Fund, is impressed with a company's competitive position and prospects for growth, it then defines and researches key investment issues. It also estimates the company's intrinsic value, and generally will buy the stock only if it sells below that estimate.

 - Under ordinary circumstances, the Fund is fully invested in common stocks. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

The Fund may engage in active and frequent trading to achieve its principal investment strategies. A higher rate of portfolio turnover results in increased transaction expenses, the realization of capital gains or losses and may reduce performance.

Artisan Partners may decide to sell a stock when a company's valuation approaches its growth rate, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

RISKS YOU SHOULD CONSIDER

The Fund invests primarily in common stocks. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices may fluctuate widely in response to company, market or economic news. When you sell your shares, they may be worth more or less than you paid for them. You can lose money by investing in the Fund.

The Fund does not pursue income and is not a balanced investment plan. In addition, there can be no assurance that it will achieve its investment goal.

Below are the principal investment risks of the Fund.

 - Stocks of medium-sized companies tend to be more volatile than those of large companies.

 - Compared to large companies, medium-sized companies typically have analyst coverage by fewer Wall Street firms. For this reason, they are more likely to be trading at prices that reflect incomplete or inaccurate information.

 - During some periods, stocks of mid-sized companies, as a class, have underperformed the stocks of small and large companies.

The Fund tries to lower the risks of investing in medium-sized companies through broad diversification by industry and company, as well as continuous monitoring of each holding.

INVESTMENT RETURNS

The bar chart and table below illustrate certain risks of investing in the Fund. As you can see, the bar chart shows the returns achieved year by year and the table compares the Fund's average annual total returns for various periods, compared to a market index. How the Fund has performed in the past does not necessarily indicate how it will perform in the future. The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as assets grow.

NOTE: Because Institutional Shares have not been offered for a full calendar year, the information provided in the bar chart and table represents the performance of Investor Shares, the Fund's other class of shares, which are offered to individual investors by a separate prospectus.

TOTAL RETURN - CALENDAR YEAR
ARTISAN MID CAP FUND - INVESTOR SHARES

[BAR CHART APPEARS HERE]

1998        33.37%
1999        57.89%

The Fund's return from January 1, 2000 through March 31, 2000 was 26.14%.

From inception on June 27, 1997 through December 31, 1999, the highest and lowest quarterly returns for the Investor Shares were 37.66% and (10.54)% for the quarters ended December 31, 1999 and September 30, 1998, respectively.

AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------
                                    FOR THE YEAR          FROM 6/27/97
                                   ENDED 12/31/99       THROUGH 12/31/99
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ARTISAN MID CAP FUND                   57.89%                48.39%
(INVESTOR SHARES)
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S&P 400 MidCap Index<F1>               14.72%                20.38%
--------------------------------------------------------------------------

Investor Shares inception date is 6/27/97. All returns reflect reinvested dividends.

<F1> The S&P 400 MidCap Index is an unmanaged, market-weighted index of 400 mid-cap companies.

Total Return and Average Annual Total Return of Institutional Shares will be calculated in the same way as for Investor Shares. The performance of Institutional Shares will be different from the performance of Investor Shares because the expenses allocated to the classes will be different. Because the expense ratio for Institutional Shares is expected to be lower, the Total Return and Average Annual Total Return of Institutional Shares are expected to be slightly greater than for Investor Shares.

FEES & EXPENSES

Below are the fees and expenses that you will pay if you buy and hold Institutional Shares of the Fund.

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SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales charge (load) on purchases......None

Exchange fee..........................None

Redemption fee........................None

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ANNUAL FUND OPERATING EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS

------------------------------------------------------
EXPENSE                             MID CAP FUND
                                   (INSTITUTIONAL
                                       SHARES)
------------------------------------------------------
MANAGEMENT FEE                          1.00%
------------------------------------------------------
12B-1 FEE                               None
------------------------------------------------------
OTHER EXPENSES                        0.20<F1>
------------------------------------------------------
TOTAL OPERATING EXPENSES              1.20<F1>
------------------------------------------------------

<F1>  In the absence of an operating history, the amount shown for "other expenses" is the estimated amount that the Fund will incur.

EXAMPLE. This example is intended to help you compare the cost of investing in Institutional Shares of the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant.

------------------------------------------------------
TIME PERIOD                         MID CAP FUND
                                   (INSTITUTIONAL
                                       SHARES)
------------------------------------------------------
1 YEAR                                  $122
------------------------------------------------------
3 YEARS                                 $381
------------------------------------------------------
5 YEARS                                 $660
------------------------------------------------------
10 YEARS                               $1,455
------------------------------------------------------

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

WHO IS ELIGIBLE TO INVEST?

Institutional Shares are designed for institutional investors who are able to meet the high minimum investment requirements, who want maximum long-term capital growth rather than income, and who have the long-term investment outlook needed for investing in the stocks of mid cap companies.

TO REDUCE COSTS, INSTITUTIONAL SHARES ARE NOT AVAILABLE FOR SALE IN ALL STATES. TO FIND OUT IF INSTITUTIONAL SHARES ARE AVAILABLE OR CAN BE MADE AVAILABLE IN YOUR STATE, OR TO OBTAIN AN APPLICATION, CALL 1-800-399-1770. SEE "HOW TO BUY SHARES."

THE FUND'S FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the financial performance of the Fund since it began operations as it relates to Investor Shares (not Institutional Shares). Certain information reflects financial results for a single Investor Share. Because Institutional Shares have not previously been issued, similar information does not exist for them. Total return represents the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. For periods up to and including the year ended June 30, 1999, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report which is available on request.



For a share outstanding throughout the period                    6 Months         Year Ended        Year Ended         Year Ended
                                                             Ended 12/31/99        6/30/99           6/30/98          6/30/97<F1>
                                                             --------------       ----------        ----------        -----------
                                                               (unaudited)
Net asset value, beginning of period                            $16.67              $13.69            $10.00             $10.00
Income from investment operations:
    Net investment loss                                         (0.05)          (0.16)<F5>            (0.08)                 --
    Net realized and unrealized gains on securities               5.90                4.41              4.56                 --
                                                               -------            --------           -------             ------
    TOTAL FROM INVESTMENT OPERATIONS                              5.85                4.25              4.48                 --
                                                               -------            --------           -------             ------
Distributions paid to shareholders:
    Net realized gains on investment transactions               (0.83)              (1.27)            (0.79)                 --
                                                               -------             -------           -------             ------

NET ASSET VALUE, END OF PERIOD                                  $21.69              $16.67            $13.69             $10.00
                                                               =======             =======            ======             ======

Total return                                                 36.0%<F2>               35.8%             46.1%           0.0%<F2>
Ratios/supplemental data:
    Net assets, end of period (millions)                         $98.0               $43.3             $12.8               $1.8
    Ratio of expenses to average net assets                  1.60%<F3>           2.00%<F4>         2.00%<F4>          0.00%<F3>
    Ratio of net investment income to average net assets   (0.84)%<F3>        (1.13)% <F4>       (0.77)%<F4>          0.00%<F3>
    Portfolio turnover rate                                133.29%<F2>             202.84%           235.65%          0.00%<F2>


-----------------
<F1> For the period from commencement of operations (June 27, 1997) through June
     30, 1997.
<F2> Not annualized.
<F3> Annualized.
<F4> The ratios of expenses to average net assets and net investment loss to average net assets exclude fund expenses paid by Artisan Partners. Absent fund expenses paid by Artisan Partners, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25)% for the year ended June 30, 1999 and 3.64% and (2.41)%
     for the year ended June 30, 1998, respectively.
<F5> Computed based on average shares outstanding.

ORGANIZATION, MANAGEMENT & MANAGEMENT FEE

ORGANIZATION. The Fund is a series of Artisan Funds, Inc. The Fund offers two classes of shares - Investor Shares and Institutional Shares. This prospectus describes Institutional Shares. Investor Shares are offered to individual investors through a separate prospectus.

MANAGEMENT. The Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Artisan Partners was organized in 1994 and, as of March 31, 2000, manages approximately $9.5 billion for Artisan Funds and institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. The address is:
Artisan Partners, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202-3197.

ANDREW C. STEPHENS, Portfolio Manager, is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in 1997. From 1993 to 1997, Mr. Stephens was Co-Manager of the Strong Asset Allocation Fund. From 1994 to 1996, he served as a Senior Research Analyst for the Strong Common Stock Fund and Strong Opportunity Fund.

Mr. Stephens holds a BS degree in Economics from the University of Wisconsin - Madison.

MANAGEMENT FEE. The Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The fee is determined as a percentage of average daily net assets. The Fund also pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends. For services furnished by Artisan Partners, the Fund has agreed to pay an annual fee of 1.00% of the Fund's average daily net assets.

INVESTING WITH THE FUND

THE FUND IS 100% NO-LOAD. The Fund pays its own operating expenses, including the investment management fee. You pay no commissions, no 12b-1 fees, and no hidden charges or expenses.

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MINIMUM INVESTMENTS
To open an account........$2,000,000
To add to an account........$100,000
Minimum balance required..$2,000,000

Each account must separately meet the minimum investment requirements applicable to Institutional Shares. The Fund reserves the right to close your account if the value is less than $2 million, unless the reduction in value is due solely to market depreciation. Before closing an account below this level, the Fund will notify you and allow you at least 30 days to bring the value of the account up to the minimum.

HOW TO BUY SHARES

APPLICATIONS FOR INSTITUTIONAL SHARES ARE ONLY MADE AVAILABLE THROUGH ARTISAN DISTRIBUTORS LLC BY CALLING 1-800-399-1770. Institutional Shares may be purchased by check or wire. There are no sales commissions or underwriting discounts.

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BY WIRE
You may purchase shares by instructing your bank to wire money to Artisan Funds' custodian bank. Your bank may charge you a fee for sending the wire. IF YOU ARE OPENING A NEW ACCOUNT BY WIRE TRANSFER, YOU MUST FIRST TELEPHONE ARTISAN DISTRIBUTORS LLC AT 1-800-399-1770 TO REQUEST AN ACCOUNT NUMBER AND FURNISH YOUR TAX IDENTIFICATION NUMBER. Artisan Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Wire transfer instructions are:

State Street Bank and Trust Company
Attn: Mutual Funds
Boston, MA  02110

Routing #011000028
Credit to Artisan Mid Cap Institutional Shares 1333
Deposit DDA 99050882

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BY CHECK
To make an initial purchase of shares by check, complete and sign the "Account Application" and send it to the Fund's transfer agent at one of the following addresses with a check for the total purchase amount payable to "Artisan Funds":

      REGULAR MAIL                  OVERNIGHT DELIVERY
      -------------                 ------------------
      Artisan Funds                 Artisan Funds
      c/o Boston Financial          c/o Boston Financial
      Marina Bay - Floor 3          66 Brooks Drive
      500 Victory Road              Braintree, MA  02184
      Quincy, MA  02171

All investment checks must be delivered to one of the above addresses. Neither Artisan Funds nor Artisan Distributors LLC is authorized to accept shareholder investment checks at their corporate offices.

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PURCHASES IN KIND
You may, subject to the approval of Artisan Funds, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment strategy, goal and philosophy) that have value that is readily ascertainable in accordance with the Fund's valuation policies. Call Artisan Funds at 1-800-399-1770 if you would like to purchase Fund shares with other securities.

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SUBSEQUENT INVESTMENTS
You may make subsequent investments by wire transfer using the instructions given above, or by submitting a check, along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. ARTISAN FUNDS WILL NOT ACCEPT CASH, DRAFTS, THIRD PARTY CHECKS, OR CHECKS DRAWN ON BANKS OUTSIDE OF THE UNITED STATES. If your order to purchase Institutional Shares is canceled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

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PURCHASE PRICE & EFFECTIVE DATE
Each purchase of Institutional Shares is made at the net asset value applicable to Institutional Shares (see "Share Price") next determined after receipt by the Fund's transfer agent of the check or wire transfer of funds in payment of the purchase.

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GENERAL
Artisan Funds cannot accept a purchase order specifying a particular purchase date or price per share. Each purchase order must be accepted by an authorized officer of Artisan Funds or its transfer agent and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. Artisan Funds reserves the right not to accept any purchase order that it determines not to be in the best interest of the Fund or the Fund's shareholders.

HOW TO SELL SHARES

You may redeem all or any part of your Institutional Shares upon your written request delivered to Artisan Funds' transfer agent at one of the following addresses:


      REGULAR MAIL                  OVERNIGHT DELIVERY
      ------------                  ------------------
      Artisan Funds                 Artisan Funds
      c/o Boston Financial          c/o Boston Financial
      Marina Bay - Floor 3          66 Brooks Drive
      500 Victory Road              Braintree, MA  02184
      Quincy, MA  02171

Your redemption request must:

 - identify the Fund and give your account number;

 - specify the number of shares or dollar amount to be redeemed;

 - be accompanied by a corporate resolution or other authorization in the case of a redemption by a corporation, trust, partnership or other entity, as described below; and

 - be signed by the shareholder in ink or by a duly authorized agent of the shareholder.

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EVIDENCE OF AUTHORITY
Redemption requests by a corporation, trust, partnership or other entity must be accompanied by evidence of authority of the person or persons signing the redemption request to so act.

In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a by-law provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee's appointment, such as a certified copy of the relevant portions of the trust instrument. Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

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GENERAL REDEMPTION POLICIES
You may not cancel or revoke your redemption order once your instructions have been received and accepted. Artisan Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. PLEASE CALL 1-800-399-1770 IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING YOUR REQUEST. Artisan Funds reserves the right to require a properly completed application before making payment for shares redeemed.

The Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received by the Fund's transfer agent. See "Share Price." Because the redemption price you receive depends upon the net asset value per share of Institutional Shares at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Artisan Funds will generally wire transfer the proceeds of your redemption to the bank account designated in your purchase application. If you attempt to redeem shares within 15 days after they have been purchased by check, Artisan Funds may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, Artisan Funds recommends that your purchase be made by federal funds wire through your bank.

Shares in any account you maintain with Artisan Funds may be redeemed to the extent necessary to reimburse Artisan Funds for any loss it sustains that is caused by you (such as losses from uncollected checks or any Fund liability under the Internal Revenue Code provisions on backup withholding relating to your account).

SHAREHOLDER & ACCOUNT POLICIES

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STATEMENTS & REPORTS
As a Fund investor, you will receive:

 - confirmation statements - after every transaction in your account or change in your account registration;

 - quarterly account statements;

 - annual and semi-annual reports with financial statements;

 - year-end tax statements.

We suggest you keep each quarterly and year-end account statement with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 1-800-399-1770. Copies of this year's or last year's statements are free of charge; for earlier years, there is a $10 processing fee.

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SHARE PRICE
The Fund is open for business every day the New York Stock Exchange ("NYSE") is open. Institutional Shares will not be priced on days when the NYSE is closed. The Fund buys and sells Institutional Shares each day at the net asset value per Institutional Share.

The NET ASSET VALUE PER INSTITUTIONAL SHARE is the value of a single Institutional Share. It is computed by totaling the Institutional Shares' pro rata share of the value of the Fund's investments, cash and other assets, subtracting the Institutional Shares' pro rata share of the value of the Fund's liabilities and the liabilities specifically allocated to Institutional Shares, then dividing the result by the number of Institutional Shares outstanding. The net asset value is computed daily at the NYSE closing time - usually 3:00 p.m. central time, but sometimes earlier.

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the board of directors believes reflects a fair value.

Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities - traded primarily on foreign exchanges - the price of Institutional Shares may change on days when the Fund is not open for purchase or sale.

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DIVIDENDS, CAPITAL GAINS & TAXES
AS A SHAREHOLDER IN THE FUND, YOU ARE ENTITLED TO YOUR SHARE OF ITS NET INCOME AND ANY GAINS REALIZED ON ITS INVESTMENTS. The Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

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DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If you want to change your distribution option at a later date, you may either submit a written request or call us at 1-800-399-1770.

The Fund offers three options:

  - REINVESTMENT OPTION. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

  - INCOME-ONLY OPTION. We will automatically reinvest your capital gain distributions but send you a check for dividends.

  -  CASH OPTION. We will send you a check for all distributions.

When you reinvest, the reinvestment price is the net asset value per Institutional Share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date.

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TAXES
As you should with any investment, consider how the return on your investment in the Fund will be taxed. If your investment is in a tax-deferred account - an employee benefit plan account, for example - the following tax discussion does not apply.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if you received them on December 31.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

Given its objective and strategy, the Fund will chiefly produce capital gains distributions, as opposed to current income. Every January, the Fund will send you and the IRS a statement - called Form 1099 - showing the total amount of taxable distributions you received in the previous calendar year.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January that reports, among other things, your average cost basis of the shares you sold. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in verifying the amount of your capital gains or losses.

To invest, you must be a U.S. resident with a Social Security or taxpayer identification number. When you sign your account application, you must certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

For more detail on the Fund, you may request the Statement of Additional Information, which is incorporated herein by reference.

You can find more information about the Fund's investments in its annual and semi-annual reports to shareholders. These documents discuss the market conditions and investment strategies that significantly affected the Fund's performance in its most recent fiscal period.

For a free copy of any of these documents, call 1-800-399-1770. Also call this number if you have a question or would like to receive other information about the Fund.

Text-only versions of the Fund's documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.

                                 (ARTISAN LOGO)
                                  ARTISAN FUNDS

                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.

                               ARTISAN FUNDS, INC.

                              ARTISAN MID CAP FUND
                              INSTITUTIONAL SHARES

                      1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202
                        (414) 390-6100   (800) 344-1770

                      STATEMENT OF ADDITIONAL INFORMATION
                                  July 1, 2000

--------------------------------------------------------------------------------

   Artisan Mid Cap Fund Institutional Shares (the "Fund") is a series of Artisan Funds, Inc. ("Artisan Funds"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Fund dated July 1, 2000 and any supplement to that prospectus. A copy of the prospectus can be obtained without charge by calling (800) 344-1770 or by writing to Artisan Funds.

                               TABLE OF CONTENTS
                                                                       Page
                                                                       ----

Information about the Fund and Artisan Partners.........................B-1
Investment Objective and Policies.......................................B-2
Investment Techniques and Risks.........................................B-3
Investment Restrictions................................................B-17
Performance Information................................................B-19
Organization...........................................................B-23
Directors and Officers.................................................B-24
Principal Shareholders.................................................B-28
Investment Advisory Services...........................................B-28
Code of Ethics.........................................................B-29
Distributor............................................................B-29
Portfolio Transactions.................................................B-29
Purchasing and Redeeming Shares........................................B-31
Additional Tax Information.............................................B-32
Custodian and Transfer Agent...........................................B-33
Independent Accountants................................................B-34
Financial Statements...................................................B-34
Appendix - Description of Bond Ratings.........................Appendix - 1


                INFORMATION ABOUT THE FUND AND ARTISAN PARTNERS

   The Fund is a series of Artisan Funds, Inc. ("Artisan Funds"). Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Fund.

   Artisan Funds strives to offer distinctive, high-value-added investment opportunities. Artisan Funds is not a "family" of indistinguishable products devised by marketers in a financial services conglomerate. Rather, Artisan Partners is a small partnership of investment professionals, focused on a limited number of distinct investment strategies, each of which is offered as a series of Artisan Funds. The portfolio manager of the Fund is a specialist in his or her market, with an investment process created and refined through years of experience - an artisan. At Artisan Funds, we believe that experienced, active managers investing in inefficient markets can produce superior returns over time. The Artisan Funds are intended for long-term investors who share that belief.

   The discussion below supplements the description in the prospectus of the Fund's investment objectives, policies and restrictions.

                       INVESTMENT OBJECTIVE AND POLICIES

   The Fund seeks long-term capital growth by investing primarily in the common stocks of medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). As of March 31, 2000, the MidCap Index included companies with capitalizations between approximately $210 million and $23.2 billion. The market capitalization range in which the Fund invests will change as the range of the companies included in the MidCap Index changes. The Fund offers two classes of shares: Artisan Mid Cap Investor Shares ("Mid Cap Investor Shares") and Artisan Mid Cap Institutional Shares ("Mid Cap Institutional Shares").
As described more fully in the Mid Cap Institutional Shares prospectus, Mid Cap Institutional Shares are offered to certain institutional investors with a minimum initial investment of $2 million.

   Artisan Partners, investment adviser to the Fund, seeks mid-cap companies that possess franchise characteristics and whose stock sells at compelling valuations. This focus may lead it to companies with superior business potential that are temporarily out of favor or misunderstood by the market. Artisan Partners attempts to identify these companies when they are experiencing a change in dynamics that could potentially leverage their inherent strengths.

   This strategy rests on a few basic beliefs:

- An established franchise can protect a company from some of the effects of competition. Over time, this advantage could lead to more stable cash flow and, ultimately, to higher valuation. Examples of "franchise characteristics" are proprietary technology, a defensible brand, a dominant market share, or the position of a low-cost provider.

- A franchise company selling at a significant discount to its intrinsic value offers superior long-term investment potential. Thus, the assessment of "intrinsic value" - the price that Artisan Partners believes a strategic buyer would pay to own the entire company - is fundamental to Artisan Partners' process.

- A company with franchise characteristics and an attractive valuation is often one experiencing a major change - for instance, new management, a restructuring, a new product cycle, an acquisition or a divestiture. Such a change could serve as a catalyst to improved performance, higher earnings, and, often, powerful, long-term market response. Artisan Partners actively seeks such opportunities, hoping to identify as early as possible the potential for positive change.

- The mid-cap universe provides a fertile ground for identifying franchise companies trading at attractive prices. Large-cap franchise companies, because they are heavily followed and sponsored, tend to be priced efficiently. Small-cap companies typically do not yet possess meaningful franchise characteristics. By contrast, the mid-cap universe - in which market caps range between approximately $210 million and $23.2 billion as of March 31, 2000 - is less efficient than the large-cap, is more mature than the small-cap, and is populated by many established companies whose franchise characteristics are emerging or are poised to create powerful competitive advantages.

   The Fund attempts to manage portfolio risk by focusing on stocks that sell at significant discounts to their intrinsic value as determined by Artisan Partners, and by diversifying its holdings to avoid concentration in any one stock or industry sector.

   The Fund invests primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. The Fund may from time to time have significant portions of its portfolio invested in foreign securities. The Fund also may invest in any other type of security, including debt securities.

   The Fund's investment objective may be changed by the board of directors without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, investors in the Fund will receive at least 30 days' prior written notice of any change in the Fund's investment objective.

                        INVESTMENT TECHNIQUES AND RISKS

Foreign Securities

   The Fund may invest up to 25% of its total assets in foreign securities (including American Depository Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers) , which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Fund may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. The Fund does not intend to invest more than 5% of its net assets in unsponsored depositary receipts.

   With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")

   Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

   Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Debt Securities

   In pursuing its investment objective, the Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

   Investments in debt securities by the Fund may be in those that are within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") (generally referred to as "investment grade") or, if unrated, deemed to be of comparable quality by Artisan Partners. The Fund may invest up to 35% of its net assets in debt securities that are rated below investment grade. However, the Fund currently does not intend to invest more than 5% of its net assets in debt securities rated below investment grade.

   Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Artisan Partners will consider that fact in determining whether the Fund should continue to hold the security.

   Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Defensive Investments

   The Fund intends to be substantially fully invested in equity securities in ordinary circumstances, although the Fund may invest without limit in corporate or government obligations or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Convertible Securities

   Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

   The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

   By investing in convertible securities, the Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers which are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Artisan Partners' own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Managing Investment Exposure

   The Fund may use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts.

   These techniques are used by Artisan Partners to adjust the risk and return characteristics of the Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the Fund for hedging, risk management or portfolio management purposes and not for speculation.

   Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

   Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund's portfolio. The Fund may not engage in "speculative" currency exchange transactions.

   At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

   Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

   Options on Securities and Indexes. The Fund may purchase and write (sell) put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq stock market. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

   An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

   The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

   If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

   Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

   The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

   A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

   Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

   There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

   If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.

   Futures Contracts and Options on Futures Contracts. The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index<F1> at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

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<F1> A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

   The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

   The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

   The success of any futures transaction depends on Artisan Partners correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Artisan Partners might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

   When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian or broker a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded, although the margin requirement may be modified during the term of the contract and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

   The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

   Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

   Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

   Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

   There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

   Limitations on Options and Futures. If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Fund also may use those investment vehicles, provided the board of directors determines that their use is consistent with the Fund's investment objective.

   The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"<F2> would exceed 5% of the Fund's total assets.

   When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) assets (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian assets (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

   The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

   In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%).

   Taxation of Options and Futures. If the Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold
(put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

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<F2> A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

   If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

   Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

   If the Fund writes an equity call option<F3> other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

   A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

   For federal income tax purposes, the Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of the hedged securities.

   If the Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

-------------------------------

<F3> An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

   The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

   The Fund intends to distribute to shareholders at least annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized
capital losses and any net capital loss carryovers of the Fund.   Shareholders
will be advised of the nature of such capital gain distributions.

Rule 144A Securities

   The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act ("Rule 144A securities"). That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Partners, under the supervision of the board of directors, will consider whether Rule 144A securities are illiquid and thus subject to the Fund's restriction on investing more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

   Subject to restriction (3) under "Investment Restrictions" in this Statement of Additional Information, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights. The Fund currently does not intend to loan more than 5% of its net assets.

Repurchase Agreements

   Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners' prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

   The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss.
However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

   The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at a time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. The Fund currently does not intend to have commitments to purchase when-issued securities in excess of 5% of its net assets.

   The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to the Fund's fundamental limitation on borrowing.

   At the time the Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales

   The Fund may make short sales "against the box." In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables the Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement. The Fund currently does not intend to have commitments to make short sales "against the box" in excess of 5% of its net assets.

Line of Credit

   Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Fund would be subject to restriction (4) under "Investment Restrictions" in this Statement of Additional Information.

Portfolio Turnover

   Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, the Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the years ended June 30, 1999 and 1998, the Fund's portfolio turnover rates were as follows: 202.84% and 235.65%. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in the Fund, if it should occur, would result in increased transaction costs, which must be borne by the Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See "Dividends, Capital Gains, and Taxes" in the prospectus, and "Additional Tax Information" in this Statement of Additional Information.)

                            INVESTMENT RESTRICTIONS

Fundamental Restrictions

   Artisan Funds has adopted the following investment restrictions which may not be changed without the approval of the lesser of (i) 67% of the Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of the Fund's outstanding shares, under which the Fund may not:

   (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

   (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

   (3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

   (4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;<F4>

   (5) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

   (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

   (7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities;

   (8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

   The Fund's investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in the Fund will receive written notification at least 30 days' prior to any change in the Fund's investment objective.

Non-Fundamental Restrictions

   The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of directors. Many of these restrictions were formerly required by law or regulation of one or more states in which shares of the Fund are offered for sale.

   The Fund may not:

   (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); and (ii) puts, calls, straddles, spreads, or any combination thereof if by reason thereof the value of the Fund's aggregate investment in such securities exceed 5% of its total assets (except that the Fund may enter into transactions in options, futures, and options on futures);

   (b) invest in companies for the purpose of exercising control or management;

-------------------------------

<F4> The Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

   (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

   (d) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers

   (e) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; or

   (f) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days; or

   (g) under normal market conditions, invest less than 65% of its total assets in securities of issuers having aggregate common stock market capitalizations within the range of the aggregate common stock market capitalizations of issuers included in the S&P MidCap 400 Index, in each case at the time of investment.

                         PERFORMANCE INFORMATION

   From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

          Average Annual Total Return is computed as follows:

                             n
                   ERV=P(1+T)

          Where:   P=   a hypothetical initial investment of $1,000
                   T=   average annual total return
                   n=   number of years
                   ERV= ending redeemable value of a hypothetical $1,000
                        investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

   The Fund's Total Return and Average Annual Total Return for various periods ended June 30, 1999 is shown below:

   Artisan Mid Cap Fund
   --------------------

          Mid Cap Investor Shares
          -----------------------
                                                             Average Annual
                                  Total Return                Total Return
                                  ------------               --------------

          1 year                     35.82%                      35.82%
          Life of Fund<F1>           98.39%                      40.59%


-----------------------------------------

<F1> from June 27, 1997 (commencement of operations)

   Total Return and Average Annual Total Return of Mid Cap Investor Shares are calculated in the same way as for Mid Cap Institutional Shares. The performance of Mid Cap Institutional Shares is expected to be different from the performance of Mid Cap Investor Shares because the expenses allocated to the classes are different. Because the expense ratio for Mid Cap Institutional Shares is expected to be lower, the Total Return and Average Annual Total Return of Mid Cap Institutional Shares are expected to be greater than for Mid Cap Investor Shares.

   The Fund imposes no sales charges and pays no distribution expenses. Income taxes are not taken into consideration. Performance figures quoted by the Fund are not necessarily indicative of future results. The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

   In advertising and sales literature, the Fund's performance may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Artisan Partners, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from those of the Fund. Comparison of the Fund to an alternative investment should consider differences in features and expected performance.

All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Artisan Funds generally believe to be accurate. The Fund also may note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Artisan Funds assumes no responsibility for the accuracy of such data. Newspapers and magazines and other media which might mention the Fund include, but are not limited to, the following:

          Atlanta Constitution                Mutual Fund Letter
          Barron's                            Mutual Fund News Service
          Boston Herald                       Mutual Fund Values
          Business Week                       Morningstar Publications
          Chicago Tribune                     Newsweek
          Chicago Sun-Times                   The New York Times
          Cleveland Plain Dealer              No-Load Fund Investor
          CNBC                                Outstanding Investor Digest
          CNN                                 Pension World
          Crain's Chicago                     Pensions and Investments
             Business                         Personal Investor
          Consumer Reports                    Jane Bryant Quinn (syndicated
          Consumer Digest                        column)
          Financial World                     Louis Rukeyser's Mutual Fund
          Forbes                              The San Francisco Chronicle
          Fortune                             Smart Money
          Fund Action                         Stranger's Investment Adviser
          Investor's Business                 13D Opportunities Report
          Daily                               Time
          Kiplinger's Personal                United Mutual Fund Selector
             Finance Magazine                 USA Today
          Knight-Ridder                       U.S. News and World Report
          Los Angeles Times                   The Wall Street Journal
          Milwaukee Business                  Working Woman
             Journal                          Worth
          Milwaukee Journal Sentinel          Your Money
          Money

     When a newspaper, magazine or other publication mentions the Fund, such mention may include: (i) listings of some or all of the Fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook, generally and for the Fund.

     Various newspapers and publications including those listed above may also make mention of the Fund's portfolio manager. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Fund may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Fund. Biographical and other information about the Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

     The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The Fund's performance may be compared to the following indexes or averages:

Dow-Jones Industrial Average              New York Stock Exchange
Russell 2000 Index                          Composite Index
Russell 2000 Growth Index                 American Stock Exchange
Russell 2000 Value Index                    Composite Index
Russell Mid-Cap Stock Index               NASDAQ Composite
Russell Mid-Cap Value Index               NASDAQ Industrials
Standard & Poor's 500 Stock Index         (These indexes generally
Standard & Poor's 400 Industrials         reflect the performance of
Standard & Poor's 400 MidCap Index        stocks traded in the
Wilshire 5000                             indicated markets.)
Wilshire 4500
Wilshire 4000
(These indexes are widely recognized
indicators of general U.S. stock market
results.)


     The Fund's performance also may be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Mid Cap Fund Index; Lipper Mid-Cap Core Fund Index, Lipper General Equity Funds Average; Lipper Equity Funds Average; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     The Lipper Mid Cap Fund Index reflects the net asset value weighted total return of the thirty largest mid cap funds as calculated and published by Lipper, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Fund also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. The Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service.

     The Fund may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting the Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     To illustrate the historical returns on various types of financial assets, Artisan Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Fund also may use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Artisan Funds to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

                                  ORGANIZATION

     The Fund is a series of Artisan Funds, Inc. ("Artisan Funds"), an open-end, diversified management investment company which was incorporated under Wisconsin law on January 5, 1995.

     Each share of the Fund has one vote. All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of the Fund have equal rights in the event of liquidation of the Fund. Shares of the Fund have no preemptive, conversion or subscription rights.

     Artisan Funds is governed by a board of directors which is responsible for protecting the interests of the shareholders of the Fund. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Fund, review contractual arrangements with companies that provide services to the Fund and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

     The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances; if an annual meeting is not required by the Investment Company Act of 1940 (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces the Fund's expenses and enhances shareholder return.

     The Fund may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of the Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

                             DIRECTORS AND OFFICERS

     Directors and officers of Artisan Funds, and their principal business occupations during at least the last five (5) years, are shown below. Directors deemed to be "interested persons" of Artisan Funds for purposes of the 1940 Act are indicated with an asterisk.


NAME AND DATE OF          POSITIONS HELD        PRINCIPAL OCCUPATIONS DURING
BIRTH                    WITH REGISTRANT                PAST 5 YEARS
---------------------  --------------------   --------------------------------

Andrew A. Ziegler<F1>  Director, Chairman     Managing Director of Artisan
10/7/57                of the Board and       Partners; prior to founding
                       Chief Executive        Artisan Partners in 1994,
                       Officer                President and Chief Operating
                                              Officer of Strong/Corneliuson
                                              Capital Management ("Strong")
                                              and President of the Strong
                                              Funds from 1990 to 1994.

Carlene Murphy         Director and Vice      Managing Director of Artisan
Ziegler<F1>            President              Partners; Co-Manager of Artisan
6/20/56                                       Small Cap Fund; President of
                                              Artisan Funds (1995-1999); prior
                                              to founding Artisan Partners in
                                              1994, a Co-Portfolio Manager of
                                              the Strong Common Stock Fund,
                                              Strong Opportunity Fund and
                                              numerous institutional small-
                                              capitalization equity portfolios
                                              at Strong since March 1991.

David A. Erne          Director               Partner of the law firm
5/6/43                                        Reinhart, Boerner, Van Deuren,
                                              Norris & Rieselbach, S.C.,
                                              Milwaukee, WI, and Director
                                              of Capital Commerce
                                              Banccorporation-Milwaukee
                                              Western Bank since 1994.

Thomas R. Hefty        Director               President of United Wisconsin
6/9/47                                        Services, Inc. (a provider of
                                              managed care and specialty
                                              business services) since 1986
                                              and Chairman of the Board and
                                              Chief Executive Officer since
                                              1991; and Chairman of the Board
                                              of Blue Cross & Blue Shield
                                              United of Wisconsin (parent
                                              company of United Wisconsin
                                              Services, Inc.) since 1988 and
                                              President since 1982.

NAME AND DATE OF          POSITIONS HELD        PRINCIPAL OCCUPATIONS DURING
BIRTH                    WITH REGISTRANT                PAST 5 YEARS
---------------------  --------------------   --------------------------------

Howard B. Witt         Director               President and Chief Executive
5/17/40                                       Officer of Littelfuse, Inc. (a
                                              manufacturer of advanced circuit
                                              protection devices) since 1990
                                              and Chairman of the Board of
                                              Littelfuse since 1993; prior
                                              thereto Executive Vice President
                                              of Littelfuse; and Director of
                                              Material Sciences Corporation,
                                              (a technology based manufacturer
                                              of continuously processed coated
                                              and specialty engineered
                                              materials and services) since
                                              1997; and Director of Franklin
                                              Electric Co., Inc. (a manufacturer
                                              of electronic motors) since 1994.

Michael C. Roos        President              Managing Director of Artisan
4/18/58                                       Partners; President of Artisan
                                              Distributors; prior to joining
                                              Artisan Partners in 1995, Vice
                                              President, Fidelity Investments
                                              (since 1994).

Lawrence A. Totsky     Chief Financial        Managing Director of Artisan
5/6/59                 Officer, Treasurer     Partners; Chief Financial
                       and Secretary          Officer, Artisan Partners; prior
                                              to joining Artisan Partners in
                                              1998, Senior Vice President
                                              (since 1994) and Director of
                                              Mutual Fund Administration,
                                              Strong Capital Management, Inc.,
                                              prior thereto.

Mark L. Yockey         Vice President         Managing Director of Artisan
6/5/56                                        Partners; Portfolio Manager of
                                              Artisan International Fund;
                                              prior to joining Artisan
                                              Partners in 1995, Portfolio
                                              Manager of the United
                                              International Growth Fund and
                                              Vice President of Waddell & Reed
                                              (investment management firm)
                                              since January 1990.

Sandra Jean            Vice President         Senior Equity Trader for Artisan
Voss-Reinhardt                                Partners; prior to joining
3/6/64                                        Artisan Partners in 1995, Equity
                                              Trader with Northwestern Mutual
                                              Life Insurance Company since
                                              January 1989.

NAME AND DATE OF          POSITIONS HELD        PRINCIPAL OCCUPATIONS DURING
BIRTH                    WITH REGISTRANT                PAST 5 YEARS
---------------------  --------------------   -------------------------------

Scott C. Satterwhite   Vice President         Managing Director of Artisan
7/15/57                                       Partners, and Portfolio Manager,
                                              Artisan Small Cap Value Fund;
                                              prior to joining Artisan
                                              Partners in June 1997, Portfolio
                                              Manager of the Biltmore Special
                                              Values Fund from August 1, 1993
                                              through May 31, 1997 and Senior
                                              Vice President and Manager of
                                              Personal Trust Portfolio
                                              Management for the Personal
                                              Financial Services Group of
                                              Wachovia Bank of North Carolina,
                                              N.A.

Andrew C. Stephens     Vice President         Managing Director of Artisan
10/31/63                                      Partners, and Portfolio Manager,
                                              Artisan Mid Cap Fund; prior to
                                              joining Artisan Partners in
                                              1997, Co-Manager of Strong Asset
                                              Allocation Fund at Strong,
                                              February 1993 through March
                                              1997, and Senior Research
                                              Analyst for Strong Common Stock
                                              Fund and Strong Opportunity
                                              Fund, September 1994 through
                                              March 1996.

Marina T. Carlson      Vice President         Managing Director of Artisan
5/9/64                                        Partners, and Co-Portfolio
                                              Manager, Artisan Small Cap Fund;
                                              prior to joining Artisan
                                              Partners in 1999, Manager of
                                              Strong Mid Cap Disciplined Fund
                                              from its inception in December
                                              1998 through March 1999 and Co-
                                              Manager of Strong Opportunity
                                              Fund and Strong Common Stock
                                              Fund from 1993 through December
                                              1998.

James C. Kieffer       Vice President         Research Analyst for Artisan
12/2/64                                       Partners; Vice President of
                                              Artisan Funds; prior to joining
                                              Artisan Partners in 1997,
                                              Research Analyst for McColl
                                              Partners since 1996; prior to
                                              McColl Partners, Research
                                              Analyst for Wachovia Investment
                                              Management since 1989.

Gregory K. Ramirez     Assistant Secretary    Controller of Artisan Partners;
7/14/70                and Assistant          Assistant Treasurer and
                       Treasurer              Assistant Secretary of Artisan
                                              Funds; prior to joining Artisan
                                              Partners in 1997, Audit Manager
                                              of Price Waterhouse LLP.

     The business address of the officers and directors affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin 53203; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

     Mr. Ziegler and Ms. Ziegler are married to each other.

     Mr. Ziegler and Ms. Ziegler serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise many of the powers of the Board of Directors.

        The compensation paid to directors and officers of Artisan Funds for their services as such consists of an annual retainer fee in the amount of $27,000. In addition, directors receive $1,000 for any meeting held on a day other than which a meeting of the full board of directors is held and $500 for any meeting held by telephone. Compensation is paid only to directors who are not interested persons of Artisan Funds or Artisan Partners and is allocated among the series of the Artisan Funds. The Artisan Mid Cap Fund pays $6,000 of the annual retainer, $222 of each meeting fee, and $111 of each telephone meeting fee. Artisan Funds has no retirement or pension plans.

        The following table sets forth compensation paid by Artisan Funds, Inc. during the fiscal year ended June 30, 1999 to each of the directors of the Fund.


                                         PENSION OR               TOTAL
                       AGGREGATE         RETIREMENT           COMPENSATION
                      COMPENSATION    BENEFITS ACCRUED    FROM ARTISAN FUND AND
                      FROM ARTISAN     AS PART OF FUND      FUND COMPLEX<F4>
 NAME OF DIRECTOR        FUNDS            EXPENSES          PAID TO DIRECTORS
------------------   -------------    ----------------     -------------------
Andrew A. Ziegler       $      0           $    0               $      0
Carlene Murphy                 0                0                      0
Ziegler
David A. Erne             20,000                0                 20,000
Thomas R. Hefty           20,000                0                 20,000
Howard B. Witt            20,000                0                 20,000

At March 31, 2000, the officers and directors of Artisan Funds as a group owned less than 1% of the outstanding shares of Artisan Mid Cap Fund.

                             PRINCIPAL SHAREHOLDERS

     No person was known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of the Artisan Mid Cap Fund Institutional Shares at April 28, 2000. The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of the Artisan Mid Cap Fund Investor Shares as of March 31, 2000 were:

                                                   PERCENTAGE OF
                                                    OUTSTANDING
              NAME AND ADDRESS                      SHARES HELD
              ----------------                     -------------

Charles Schwab & Co. Inc.<F1>                         29.96%
101 Montgomery Street
San Francisco, CA  94104-4122


National Financial Services Corp.<F1>                  8.94%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

Wells Fargo Bank, Trustee                              6.00%
Stoel Rives LLP Retirement Trust
PO Box 9800
Calabasas, CA  91372-0800

--------------
<F1> Shares are held of record on behalf of customers, and not beneficially.

                          INVESTMENT ADVISORY SERVICES

     Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Fund pursuant to Investment Advisory Agreements dated April 10, 1997. Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Mr. Ziegler and Ms. Ziegler, as officers of Artisan Investment Corporation, manage Artisan Partners. The principal address of Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California, and Five Concourse Parkway NE, Suite 2120, Atlanta, Georgia 30328.

     In return for its services, the Fund pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund's average daily net assets up to $500 million;
 .975 of 1% of average daily net assets from $500 million up to $750 million; .950 of 1% of average daily net assets from $750 million to $1 billion; and .925 of 1% of average daily net assets over $1 billion.

     The Artisan Mid Cap Fund paid investment advisory fees of $229,384 and $93,853 in 1999 and 1998, respectively, of which $29,152 and $93,853, respectively, was waived or reimbursed by Artisan Partners. From its inception on June 27, 1997 through June 30, 1997, Artisan Mid Cap Fund did not pay any investment advisory fees. The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the portfolio. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                 CODE OF ETHICS

     The 1940 Act and rules thereunder require that Artisan Funds and Artisan Partners establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds and Artisan Partners have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by Artisan Funds and Artisan Partners to detect and prevent conflicts of interest.

                                  DISTRIBUTOR

     Shares of the Fund are offered for sale by Artisan Distributors LLC ("Distributors") without any sales commissions, 12b-1 fees, or other charges to the Fund or its shareholders. Distributors is wholly-owned by Artisan Partners. All distribution expenses relating to the Fund are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect through October 30, 2000 and thereafter from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Fund and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

     Artisan Funds has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Fund's shares only on a best efforts basis. Distributors is located at 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

                             PORTFOLIO TRANSACTIONS

     Artisan Partners places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. Artisan Partners' overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors also may enter into the decision. These include: Artisan Partners' knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; Artisan Partners' knowledge of the financial stability of the broker or dealer selected and such other problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by Artisan Partners' staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Artisan Partners, and reports are made annually to the board of directors.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, Artisan Partners often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, Artisan Partners uses internal allocation procedures to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including Artisan Funds, to such brokers or dealers to ensure the continued receipt of research products or services Artisan Partners feels are useful. In certain instances, Artisan Partners receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Artisan Partners makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including Artisan Funds), while the portions of the costs attributable to non-research usage of such products or services is paid by Artisan Partners in cash. No person acting on behalf of Artisan Funds is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of Artisan Partners and not all such research products or services are used in connection with the management of Artisan Funds.

     With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Artisan Partners also may consider the part, if any, played by the broker or dealer in bringing the security involved to Artisan Partners' attention, including investment research related to the security and provided to the Artisan Funds. During fiscal years 1999, 1998 and 1997, Artisan Mid Cap Fund paid brokerage commissions of $175,709 and $72,800 to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $109,326,360 and $50,307,734 (from its inception on June 27, 1997 through June 30, 1997, Artisan Mid Cap Fund had no purchases or sales of its portfolio securities).

                        PURCHASING AND REDEEMING SHARES

   Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares." All of that information is incorporated herein by reference.

   Shares of the Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. The Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's NAV per share (see "Net Asset Value," below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

   In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in the Fund. However, accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee based on a percentage of the annual average value of those accounts. The Fund pays a portion of those fees not to exceed the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees is paid by Artisan Partners.

   Net Asset Value. Share purchase and redemption orders will be priced at the Fund's net asset value next computed after such orders are received and accepted by: (i) the Fund; (ii) a broker-dealer or other financial services company authorized by the Fund to accept purchase and redemption orders on the Fund's behalf; or (iii) such authorized broker-dealer's designee. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) each day the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The net asset value per share of the Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

   Although the Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

   Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of the Fund's net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

   The Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, if the NYSE is closed for other than customary weekend and holiday closings; (b) the Commission has by order permitted such suspension; or
(c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                           ADDITIONAL TAX INFORMATION

   Artisan Funds intends for the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If Artisan Funds should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund's shareholders.

   Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.

   You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20% for individual taxpayers) regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by the Fund for more than one year.

   You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

   If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

   The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

     - You fail to furnish your properly certified social security or other tax identification number;

     - You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

     - The IRS informs the Fund that your tax identification number is incorrect.

   These certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

   The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

   In accordance with tax laws, the Fund intends to treat securities in PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses may be recognized to the extent of any gains recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

   The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

                          CUSTODIAN AND TRANSFER AGENT

   State Street Bank & Trust Company ("State Street"), 66 Brooks Drive, Braintree, MA 02184, acts as custodian of the securities and other assets of the Fund. State Street is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. State Street also performs transfer agency and portfolio accounting services for the Fund. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

                            INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the Fund's independent accountants, providing services including
(i) an audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and
(iii) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

   The financial statements of Artisan Funds appearing in the prospectus and this Statement of Additional Information for periods prior to and including the year ended June 30, 1999 have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports with respect thereto, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The unaudited interim financial statements as of December 31, 1999, reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the six months ended December 31, 1999.

   The Artisan Funds, Inc. Annual Report to Shareholders for the fiscal year ended June 30, 1999 contains financial statements, notes thereto, supplementary information entitled "Financial Highlights," and a report of independent accountants, all of which (but no other part of the Annual Report) are incorporated herein by reference.

   The Artisan Funds, Inc. Semi-Annual Report to Shareholders for the period ended December 31, 1999 contains financial statements, notes thereto, supplementary information entitled "Financial Highlights" all of which (but no other part of the Semi-Annual Report) are incorporated herein by reference.

                                    APPENDIX
                                    --------

                          DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                               RATINGS BY MOODY'S

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


                                Appendix-1

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                  S&P RATINGS

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                 Appendix-2

                                     PART C

                               OTHER INFORMATION
ITEM 23.  Exhibits

EXHIBIT
NUMBER    DESCRIPTION

(a)(1)    Amended and Restated Articles of Incorporation of the
          Registrant. (a)

(a)(2)    Articles of Amendment dated October 12, 1995. (a)

(a)(3)    Articles of Amendment dated January 16, 1997. (b)

(a)(4)    Articles of Amendment dated April 10, 1997. (c)

(a)(5)    Articles of Amendment dated June 5, 1997. (d)

(a)(6)    Articles of Amendment dated April 27, 2000.

(b)       Bylaws, as amended. (a)

(c)       None. (Registrant does not issue share certificates.)

(d)(1) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Fund.
          (a)

(d)(2) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Fund. (a)

(d)(3) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Fund.
          (c)

(d)(4) Form of Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Value Fund. (d)

(e) Form of Distribution Agreement between the Registrant and Artisan Distributors LLC. (e)

(f)       None.

(g)(1) Custodian Agreement and Accounting Services Agreement between the Registrant and State Street Bank and Trust Company. (a)

(g)(2)    Notification to custodian regarding addition of Artisan Mid Cap
          Fund.  (c)

(g)(3) Notification to custodian regarding addition of Artisan Small Cap Value Fund. (d)

(g)(4)    Amendment No. 1 to Custodian Agreement.

EXHIBIT
NUMBER    DESCRIPTION

(h)(1) Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company. (a)

(h)(2)    Amendment No. 1 to Transfer Agency Agreement. (b)

(h)(3) Notification to transfer agent regarding addition of Artisan Mid Cap Fund. (c)

(h)(4) Notification to transfer agent regarding addition of Artisan Small Cap Value Fund. (d)

(h)(5)    Amendment No. 2 to Transfer Agency Agreement.

(i)       Opinion and Consent of Godfrey & Kahn, S.C.

(j)       Consent of Independent Accountants.

(k)       None.

(l) Subscription Agreement between the Registrant and Andrew A. Ziegler and Carlene Murphy Ziegler relating to Artisan Small Cap Fund. (a)

(m)       None.

(n)       Multiple Class Plan pursuant to Rule 18f-3 for Artisan
          International Fund and Artisan Mid Cap Fund.

(p)       Artisan Funds, Inc. Code of Ethics for Outside Directors.

(p)(1) Artisan Funds, Inc., Artisan Funds Limited Partnership, Artisan Distributors LLC Code of Ethics and Policy and Procedures to Prevent Misuse of Inside Information.

------------------------------
(a) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 3 to Registrant's registration statement, Securities Act file number 33-88316 (the "Registration Statement"), filed on November 27, 1995.

(b) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 5 to the Registration Statement, filed on January 21, 1997.

(c) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 6 to the Registration Statement, filed on April 11, 1997.

(d) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 7 to the Registration Statement, filed on June 6, 1997.

(e) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 10 to the Registration Statement, filed on August 31, 1998.

ITEM 24.  Persons Controlled by or Under Common Control With Registrant.

     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item. The information in the statement of additional information under the caption "Principal Shareholders" is incorporated herein by reference.

ITEM 25.  Indemnification.

     Article VIII of Registrant's Amended Articles of Incorporation (Exhibits 1.1, 1.2, 1.3, 1.4, 1.5 and 1.6, which are incorporated herein by reference) provides that the Registrant shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the Wisconsin Statutes, and the Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Wisconsin Statutes; provided however, that nothing therein shall be construed to protect any director or officer of the Registrant against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (i) such person shall provide security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

     Registrant and its directors and officers are insured under a policy of insurance maintained by Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policy expressly excludes coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 26.  Business and Other Connections of Investment Adviser.

     The information in the prospectus under the caption "Organization, Management & Management Fees" and in the statement of additional information under the caption "Investment Advisory Services" is incorporated herein by reference. For a description of other business, profession, vocation or employment of a substantial nature in which any general partner, managing general partner, director or officer of Artisan Partners Limited Partnership has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption "Directors and Officers" in the statement of additional information.

ITEM 27.  Principal Underwriters.

      Artisan Distributors LLC acts as principal underwriter for Artisan Funds.

         NAME            POSITIONS AND OFFICES WITH    POSITIONS AND OFFICES
                                UNDERWRITER               WITH REGISTRANT

Andrew A. Ziegler       Chairman and Principal       Chairman, Director and
                                                     Chief Executive Officer

Michael C. Roos         President and Principal      President

Lawrence A. Totsky      Chief Financial Officer,     Chief Financial Officer,
                        Treasurer and Secretary      Treasurer and Secretary

Carlene Murphy Ziegler  Registered Representative    Director and Vice President

Scott C. Satterwhite    Registered Representative    Vice President

Andrew C. Stephens      Registered Representative    Vice President

Mark L. Yockey          Registered Representative    Vice President

Marina T. Carlson       Registered Representative    Vice President

James C. Kieffer        Registered Representative    Vice President

     The principal business address of each officer of Artisan Distributors LLC is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

ITEM 28.  Location of Accounts and Records.

          (1)  State Street Bank & Trust Company
               66 Brooks Drive
               Braintree, MA 02184
               Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

          (2) Artisan Partners Limited Partnership (on its own behalf, or on behalf of Artisan Funds, Inc. or Artisan Distributors LLC) 1000 North Water Street, Suite 1770
               Milwaukee, Wisconsin 53202
               Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11);
               Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a);
               Rule 31a-2(c); Rule 31a-2(e)

ITEM 29.  Management Services.
          Not applicable.

ITEM 30.  Undertakings.
          Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on April 28, 2000.

                              ARTISAN FUNDS, INC.



                              By  /s/ Andrew A. Ziegler
                                 -------------------------------------
                                 Andrew A. Ziegler
                                 Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

        Name                 Title                                 Date

/s/ Andrew A. Ziegler        Director, Chairman of the      )
--------------------------   Board and Chief Executive
Andrew A. Ziegler            Officer (principal executive   )
                             officer)                       )
                                                            )
                                                            )
/s/ Carlene Murphy Ziegler   Director and Vice President    )
--------------------------
Carlene Murphy Ziegler                                      )
                                                            )
                                                            )
/s/ David A. Erne            Director                       )
--------------------------
David A. Erne                                               )
                                                            ) April 28, 2000
                                                            )
/s/ Thomas R. Hefty          Director                       )
--------------------------
Thomas R. Hefty                                             )
                                                            )
                                                            )
/s/ Howard B. Witt           Director                       )
--------------------------
Howard B. Witt                                              )
                                                            )
/s/ Michael C. Roos           President                     )
--------------------------
Michael C. Roos                                             )
                                                            )
/s/ Lawrence A. Totsky       Chief Financial Officer,       )
--------------------------
Lawrence A. Totsky           Treasurer and Secretary        )
                             (principal financial and       )
                             accounting officer)            )

            Index of Exhibits Filed with this Registration Statement
           ---------------------------------------------------------

Exhibit
Number     Description
------------------------------------------------------------------------------

(a)(6)     Articles of Amendment dated April 27, 2000

(g)(4)     Amendment No. 1 to Custodian Agreement

(h)(5)     Amendment No. 2 to Transfer Agency Agreement

  (i)      Opinion and Consent of Godfrey & Kahn, S.C.

  (j)      Consent of Independent Accountants

  (n)      Multiple Class Plan pursuant to Rule 18f-3 for Artisan
           International Fund and Artisan Mid Cap Fund

  (p)      Artisan Funds, Inc. Code of Ethics for Outside Directors

(p)(1) Artisan Funds, Inc., Artisan Limited Partnership, Artisan Distributors LLC Code of Ethics and Policy and Procedures to Prevent Misuse of Inside Information